Greenspring Fund,
                            Incorporated


                               (LOGO)



                        FIRST QUARTER REPORT

                           MARCH 31, 2003

             This report is authorized for distribution
              only to shareholders who have received a
               copy of the official Prospectus of the
                   Greenspring Fund, Incorporated.









                    Greenspring Fund, Incorporated


                                   April 2003


Dear Fellow Shareholders:

	During the first quarter of 2003, the financial markets were roiled by quite a bit of volatility in both the stock and bond markets. During these vexing times for many investors, the Greenspring Fund avoided much of the volatility and sharp swings experienced by other mutual funds. Greenspring Fund's investment philosophy has always been to focus on "inefficiently priced" securities that are not strongly dependent upon a favorable overall market environment to achieve success. As an indication that the Fund has provided a safe haven during the market turbulence in recent years, according to Lipper Analytical Services, for the three-year period ended March 31, 2003, the Greenspring Fund was the best performing mutual fund in its category, finishing #1 out of 220 funds in the Flexible Portfolio Fund group. Over the last three years, the Greenspring Fund had a cumulative gain of more than 23% (including the reinvestment of all distributions), compared with a loss of almost 25% for the Lipper Flexible Portfolio Fund Index, as well as declines of 70% in the NASDAQ Composite and 26% in the Dow Jones Industrial Average. Through the years, these letters have frequently stated the Greenspring Fund's objective: to strive for solid absolute returns in all market environments. One of Greenspring Fund's mandates is to lessen our shareholders' anxiety during trying market conditions such as the last three years.

	The stock market exhibited a volatile trading pattern right from the beginning of the first quarter. After having its worst year since 1977, the Dow Jones Industrial Average began the year with a 266-point rally. The markets continued to gain as investors were encouraged by President Bush's tax proposals, but then faltered as war worries mounted, and signs appeared that the long-awaited economic recovery would once again be slower to arrive than anticipated. Once the war in Iraq began and investors anticipated a quick victory by coalition forces, the stock markets staged one of the most powerful weekly gains in years, only to give back most of the gains in subsequent days, before rallying once again during the first few days of April. Despite these periods of enthusiastic market gains, the stock markets generally posted negative results for the first quarter of 2003 as a whole. The Dow Jones Industrial Average and the
Russell 2000 Index dropped more than 4%, and the S & P 500 declined just under 4%; the NASDAQ Composite Index bucked the trend by gaining less than 1%.
                                   1

	Developing events in the war in Iraq are having a substantial impact on the financial markets on a daily basis. Even though the military outcome has apparently been decided, fallout from the war will have significant repercussions on the global geopolitical balance and on America's position in international relations and trade. Despite a quick resolution to the war, our country will likely face a period during which social and economic ties with a number of countries may come under additional strain. Our relations with France, Germany, and Russia certainly are moving in a direction that is less mutually beneficial than the relationships that existed several months ago. If the repercussions of the war in Iraq ignite further anti-Western resentment in the Middle East, more bitterness could ensue and manifest itself in the form of additional terrorist attacks. Such concerns about terrorism have already had an impact on the economy in the sense that much time, money, and attention have been redirected throughout every aspect of our economy and social world towards increased security measures. There is a risk that ongoing efforts towards further improving security will require additional investments of time and money from both individuals and corporations. These expenditures are not particularly expansionary to the economy. On the other hand, if the war ultimately leads to greater stability within the Middle East, and the resolution of long-standing problems, then the investment environment would benefit greatly.

	The ideal scenario for the financial markets is to move from a quick military resolution of the war to a clear-cut and well-defined strategy for post-war Iraq. With as many different factions as there are in Iraq, we are concerned that the rebuilding of the country may be a complicated and muddled quagmire without a near-term resolution. The long-simmering rivalries between the Baathists, the Kurds, the Shiites, the Sunnis and other competing factions within the country have been contained by the autocratic rule of Saddam Hussein. After his ouster as dictator, the country may face a "Balkanization" process similar to what happened in Yugoslavia after the death of Tito, and the loss of his strong-armed authoritarian control. If an ongoing American presence in Iraq is required for a protracted period, our position of control over a large area of the Middle East may engender even further antipathy towards our country from those already suspicious of our motives. Whenever the status quo is shaken up, there is a period of adjustment afterwards. Regardless of how events in the Middle East evolve, the daily flow of news from the region will continue to affect the financial markets.

	The economy seems to be entrenched in a holding pattern. Even before the events of September 11, 2001 and the recent move towards war with Iraq, the economy was in a fragile state due to the correction of the excesses of the "Internet/Telecom/Technology Bubble" of the late 1990's. There are still vast amounts of excess capacity from the Bubble years throughout many parts of the telecom and high-tech world. Corporations are reluctant to expand and make capital expenditures until there are definitive indications that the economy is in a significant, sustained upswing. According to the March survey of the National Federation of Independent Business, capital spending plans by small companies are at the same low levels of the early
                                   2

1990's recession. At the same time, corporations have been spending significant resources to bolster security measures, which are generally not revenue-enhancing expenditures. Additionally, most corporations have been hit with sharply higher insurance costs
(both property/casualty and health), and also face much higher pension costs, as the decline in equity markets over the last three years has had a significant impact on pension plan assets. At the same time, corporations have had very little power to raise prices, and, consequently, profits have remained under pressure. Many companies have continued to cut back on inventories or shift production to cheaper overseas sites. These moves help an individual company maintain profitability and cash flow, but taken as a whole they are contracting influences on the economy.

	Furthermore, in the wake of Enron and WorldCom-type scandals, the regulatory environment has become sharply more stringent and imposing. This also has consumed, and will continue to consume, a growing amount of management time, resources, and spending. This incremental spending is even less revenue generating and stimulative to the economy than security spending, and is another reason why corporate America has chosen to focus less on opportunities for expansion and growth. The positive side of the increased scrutiny of corporate financial reporting, however, is that greater investor confidence will emerge in the long run, even if the near term headlines are negative, such as the recent uncovering of the billion dollar fraud at HEALTHSOUTH Corporation. The risk here is that the regulatory tightening becomes too burdensome to corporations, causing them to stay conservative and cautious at a time when the economy needs more expansionary actions.

	During this period of restraining influences on the economy, the financial markets have favored conservative investment strategies, as opposed to the much more aggressive strategies that were in favor during the late 1990's. The Greenspring Fund's approach of investing in securities that are not dependent upon a strong market for success has fared very well relative to many other strategies. We have structured the portfolio with a heavier-than-normal exposure to fixed income securities - many of which have been special situation fixed income securities that have provided returns of the magnitude typically associated with historical long-term equity performance. In equities, we have focused our investments on those companies and industries that "have the wind at their back" - a challenging task to say the least. Additionally, we have invested in the common stock of companies with strong balance sheets and market positions, where their valuations seemed to reflect few current positive expectations, although the companies should benefit when an economic recovery does take hold.

	Many of our fixed income investments have been in "Busted Converts," a topic about which we have written in prior quarterly letters. Busted Converts have been a long-time staple of our investment strategy, as they are a good example of how the Greenspring Fund seeks out pockets of opportunity and inefficiently-priced securities of various investment types
                                   3

that are capable of delivering steady, consistent performance regardless of the overall condition of the markets. The majority of the Fund's current holdings of Busted Converts are of companies with rock solid balance sheets. Therefore, credit risk should not be an issue, even if the economy does not recover soon. The vast majority of the bonds have very short-term expected maturities (the Fund's bond portfolio has a duration of less than two years), meaning that a sharp increase in interest rates, which might accompany an economic recovery, would not have any significant negative impact on the market value of the bonds. Finally, because the bonds are "busted" and not particularly sensitive to movements in the underlying common stock, the returns we anticipate from our Busted Converts should be achieved even if the stock market continues to decline.

	For the near future, the Greenspring Fund will continue to pursue the same investment strategy that we have employed recently. We believe the equity markets will continue to be volatile, as events in the Middle East sway the market and the economy continues its battle to rebound from prior excesses amid some challenging forces. Although the markets are not undervalued from a historical perspective, we are optimistic that the markets in general may be able to post positive returns. We expect the magnitude of the gains will be much smaller than the overabundant gains of the late-1990's. Our strategy is to be nimble in this type of market, buying after periods of heavy selling, and selling into periods of strength. We will also continue to hold a heavy weighting in our Busted Converts, as we believe they will continue to provide solid equity-like returns. Incorporating such a steady and attractive return from this portion of the portfolio should also help to sharply limit the overall volatility of the Greenspring Fund. If events in the Middle East unfold constructively, and/or the economy shows signs of sustained strength, we can easily sell portions of the fixed income portfolio and reinvest the proceeds in equities. Many of the fixed income securities have near-term maturities, and, as they mature, additional liquidity will be added to the Greenspring Fund. We remain confident and optimistic that we can continue to provide not only very good relative performance, but also solid absolute returns, in the type of investing environment that we envision, even if many other investors find it to be a challenging time.

	                            Respectfully,


                                  /s/Charles vK. Carlson
                                  Charles vK. Carlson
	                            President




                                   4

                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2003

COMMON STOCKS (30.27%)

    Shares                                                     Value
    ------                                                     -----

                Banks - Regional (3.35%)

     6,100      Columbia Bancorp                           $   149,450
     5,700     *First Mariner Bancorp                           70,082
    10,000      Provident Bankshares Corporation               230,800
    13,535      Southern Financial Bancorp, Inc.               404,020
    14,476      SunTrust Banks, Inc.                           762,161
    33,900      Yardville National Bancorp                     576,639
                                                           -----------
                                                             2,193,152
                                                           -----------

                Construction Services (4.67%)

    38,300     *Emcor Group, Inc.                            1,847,975
    89,800     *Insituform Technologies                      1,207,810
                                                           -----------
                                                             3,055,785
                                                           -----------

                Diversified Natural Gas (1.17%)

    42,000      NiSource, Inc.                                 764,400
                                                           -----------
                                                               764,400
                                                           -----------

                Electrical Equipment (0.60%)

     8,700      Emerson Electric Co.                           394,545
                                                           -----------
                                                               394,545
                                                           -----------

                Engineering Services (1.23%)

    93,425     *Michael Baker Corporation                      805,324
                                                           -----------
                                                               805,324
                                                           -----------

                Financial Services (0.59%)

    23,000      CIT Group, Inc.                                387,780
                                                           -----------
                                                               387,780
                                                           -----------
                                   5

                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2003

COMMON STOCKS (CON'T)

    Shares                                                   Value
    ------                                                   -----

                 Healthcare (2.44%)

   266,000      *Nabi Biopharmaceuticals                  $  1,596,000
                                                          ------------
                                                             1,596,000
                                                          ------------

                 Insurance (2.95%)

    17,200       ALFA Corp.                                    201,154
    34,450       PartnerRe, Ltd.                             1,731,112
                                                          ------------
                                                             1,932,266
                                                          ------------

                 Manufacturing (4.42%)

    67,600      *Fargo Electronics, Inc.                       689,520
   184,900      *Middleby Corporation                        2,042,221
    13,600       Tredegar Corporation                          162,520
                                                          ------------
                                                             2,894,261
                                                          ------------

                 Multi-Industry (2.04%)

    34,300       Federal Signal Corporation                    487,060
    38,400      *Griffon Corporation                           495,360
    10,000       Pentair, Inc.                                 353,500
                                                          ------------
                                                             1,335,920
                                                          ------------

                 Oil and Gas Exploration/Production (0.96%)

     3,900       Burlington Resources, Inc.                    186,069
    11,140       EOG Resources, Inc.                           440,698
                                                          ------------
                                                               626,767
                                                          ------------

                    GREENSPRING FUND, INCORPORATED
	                 PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2003

COMMON STOCKS (CON'T)

    Shares                                                   Value
    ------                                                   -----

                 Real Estate (0.50%)

    27,500       Urstadt Biddle Properties, Inc. Class A  $   329,450
                                                          -----------
                                                              329,450
                                                          -----------

                 Savings Institutions (1.62%)

    30,000       Washington Mutual, Inc.                    1,058,100
                                                          -----------
                                                            1,058,100
                                                          -----------

                 Solid Waste Services (0.59%)

    60,900      *Waste Industries USA                         385,497
                                                          -----------
                                                              385,497
                                                          -----------

                 Transportation (0.45%)

    28,200      *SCS Transportation, Inc.                     298,356
                                                          -----------
                                                              298,356
                                                          -----------

                 Utilities - Electric (2.69%)

    49,500       PPL Corporation                            1,762,695
                                                          -----------
                                                            1,762,695
                                                          -----------

                 Total Common Stocks (Cost $16,461,202)    19,820,298
                                                          ===========


INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.61%)

    57,400      John Hancock Bank & Thrift
                 Opportunity Fund                            401,800
                                                          ----------


                Total Investment in Registered Investment
                 Company (Cost $412,008)                     401,800
                                                          ==========

                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2003

CONVERTIBLE PREFERRED STOCKS (3.77%)



   Principal
    Amount/
    Shares                                                   Value
    ------                                                   -----

    45,400     Calpine Capital Trust III 5.00%            $   800,175
    37,000     Titan Capital Trust 5.75%                    1,666,147
                                                          -----------

               Total Convertible Preferred Stocks
                (Cost $2,796,686)                           2,466,322
                                                          ===========


CONVERTIBLE BONDS (47.63%)

$  143,000     Adaptec, Inc., 4.75%, 2/1/04                   143,089
 4,403,000     Amdocs Limited, 2%, 6/1/08                   4,251,647
   500,000     Atmel Corp., 0%, 4/21/18                       221,094
 1,430,000     Avaya, Inc., 0%, 10/31/21                      651,098
 2,000,000     Calpine Corporation, 4%, 12/26/06            1,330,000
   740,000     Ciena Corporation, 3.75%, 2/1/08               556,850
 6,800,000     Citrix Systems, 0%, 3/22/19                  2,999,439
 2,770,000     Corning Incorporated, 0%, 11/8/15            1,895,719
 2,400,000     CuraGen Corporation, 6%, 2/2/07              1,689,751
 1,790,000     Hyperion Solutions Corp., 4.5%, 3/15/05      1,772,100
 1,590,000     LSI Logic Corporation, 4.25%, 3/15/04        1,572,113
 2,067,000     ONI Systems, 5%, 10/15/05                    1,932,645
 2,250,000     Quanta Services, 4%, 7/1/07                  1,586,250
 4,220,000     Sepracor, Inc., 7%, 12/15/05                 3,819,100
 7,445,000     Shaw Group, 0%, 5/1/21                       4,746,187
    70,000     Solectron Corporation, 0%, 5/8/20               43,488
 1,643,000     TranSwitch Corporation, 4.5%, 9/12/05          975,531
 1,785,000     Vishay Intertechnology, 0%, 6/4/21           1,001,831
                                                          -----------

               Total Convertible Bonds (Cost $29,331,835)  31,187,932
                                                          ===========

                    GREENSPRING FUND, INCORPORATED
                       PORTFOLIO OF INVESTMENTS
                            MARCH 31, 2003

SHORT-TERM INVESTMENTS (17.18%)

   Principal
    Amount/
    Shares                                                   Value
    ------                                                   -----


                  Commercial Paper (14.35%)

 $3,000,000       American Express, 1.26%, 4/3/03         $ 3,000,000
  3,200,000       General Electric Capital Corp.,
                  1.13%, 4/1/03                             3,200,000
  3,200,000       General Motors Acceptance Corp.,
                  1.15%, 4 /1/03                            3,200,000
                                                          -----------
                                                            9,400,000
                                                          -----------

                  Other Short-Term Investments (2.83%)

  1,851,457       Temporary Investment Fund, Inc.           1,851,457
                                                          -----------
                                                            1,851,457
                                                          -----------

                  Total Short-Term Investments
                   (Cost $11,251,457)                      11,251,457
                                                          ===========

                  Total Investments (99.46%)
                   (Cost $60,253,188)                      65,127,809

                  Other Assets Less Liabilities (0.54%)       355,474
                                                          -----------

                  Total Net Assets (100%)                 $65,483,283
                                                          ===========

*Non-income producing securities

                    GREENSPRING FUND, INCORPORATED
                      PERFORMANCE SINCE INCEPTION

                            GREENSPRING FUND
               HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN


                                (GRAPH)

                       7/1/83              $10,000
                     12/31/83               11,223
                     12/31/84               12,692
                     12/31/85               15,238
                     12/31/86               17,668
                     12/31/87               19,304
                     12/31/88               22,389
                     12/31/89               24,762
                     12/31/90               23,149
                     12/31/91               27,626
                     12/31/92               32,190
                     12/31/93               36,906
                     12/31/94               37,952
                     12/31/95               45,082
                     12/31/96               55,291
                     12/31/97               68,532
                     12/31/98               57,585
                     12/31/99               59,108
                     12/31/00               68,354
                     12/31/01               75,345
                     12/31/02               70,835
                     03/31/03               72,459

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, three, five and ten year periods ended March 31, 2003 were -10.54%, 7.35%, 0.23% and 7.61%, respectively.
Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.

                      Greenspring Fund, Incorporated
                      2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863
                          www.greenspringfund.com


                                DIRECTORS
                      Charles vK. Carlson, Chairman
                           William E. Carlson
                               David T. Fu
                           Michael J. Fusting
                           Michael T. Godack
                           Richard Hynson, Jr.
                           Michael P. O'Boyle

                                OFFICERS
                           Charles vK. Carlson
                   President and Chief Executive Officer

                            Michael T. Godack
              Sr. Vice President and Chief Compliance Officer

                            Michael J. Fusting
              Sr. Vice President and Chief Financial Officer

                          Elizabeth Agresta Swam
                          Secretary and Treasurer

                            INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                              TRANSFER AGENT
                                 PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809
                               (800)576-7498

                               ADMINISTRATOR
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                                 CUSTODIAN
                             PFPC Trust Company
                             8800 Tinicum Blvd.
                           Third Floor, Suite 200
                           Philadelphia, PA 19153

                          INDEPENDENT ACCOUNTANTS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                               LEGAL COUNSEL
                         Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, N.W.
                          Washington, DC 20036-1800